UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                           Date of Report May 15, 2003

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                   1-9848                       06-1153720
(State or other jurisdiction     (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)

         9510 Ormsby Station Rd., Suite 300
            Louisville, Kentucky                                   40223
(Address of principal executive offices)                        (Zip Code)

                                 (502) 899-5355
              (Registrant's telephone number, including area code)

                       100 Mallard Creek Road, Suite 400
              (Former name, former address and former fiscal year,
                         if changed since last report)

Item 5.  Other Events

The registrant issued the attached press release today regarding its operating results for the three month period ended March 31, 2003. A copy of the Press Release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALMOST FAMILY, INC.
                                             (Registrant)


                                             By: /s/ C. Steven Guenthner
                                             ----------------------------------
                                             C. Steven Guenthner Senior Vice
                                             President and Chief Financial
                                             Officer Dated: May 15, 2003